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                                                                   EXHIBIT 10.28


                        1997 BIOANALYTICAL SYSTEMS, INC.

                       OUTSIDE DIRECTOR STOCK OPTION PLAN


        1. DEFINITIONS. The following terms shall have the meanings hereinafter set forth:

                (a) "Affiliate" means a corporation which is a parent or subsidiary corporation of the Company, or a corporation or a parent or a subsidiary corporation of the Company issuing or assuming the options issued under the Plan in a transaction in which Section 424(g) of the Code applies.

                (b) "Board of Directors" means the board of directors of the Company, as it shall exist from time to time.

                (c) "Code" means the Internal Revenue Code of 1986, as it shall be amended from time to time.

                (d) "Committee" means the director stock option committee administering the Plan as provided in paragraph 3 hereof.

                (e)      "Common Shares" means the Common Shares of the Company.

                (f) "Company" means Bioanalytical Systems, Inc., an Indiana corporation.

                (g) "Nonstatutory Stock Option" means an option which is not an incentive stock option within the meaning of
         Section 422 of the Code and which is governed by Section 83 of the Code for Federal income tax purposes.

                (h) "Optionee" means an Outside Director granted an option under the Plan.

                (i) "Outside Director" means any director of the Company or an Affiliate who is not employed by the Company or any Affiliate in any capacity.

                (j) "Plan" means this 1997 Bioanalytical Systems, Inc. Outside Director Stock Option Plan.

        2. PURPOSE. This Plan is intended to be an incentive to, and to encourage ownership of the Common Shares by, Outside Directors of the Company and its Affiliates in order to provide such Outside Directors with a more direct and proprietary interest in the welfare and success of the Company and to encourage their continuation as directors of the Company. The Plan is further intended to promote continuity of membership on the Board of Directors and to increase the incentive to promote the welfare of the Company by those who are primarily responsible for shaping and




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carrying out the long-term plans and objectives of the Company, thereby furthering and securing the Company's continued growth and financial success. It is contemplated that only Nonstatutory Stock Options will be granted under the Plan.

        3. ADMINISTRATION. The Plan shall be administered by the Committee which shall consist of three or more members of the Board of Directors who are appointed from time to time by the Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall have the power (a) to interpret and construe the provisions of the Plan or any option granted under it, and such interpretation or construction shall be final and binding; (b) to select Outside Directors to whom grants of options under the Plan shall be made as more particularly set forth in paragraph 4 hereof; (c) to determine the terms and conditions of each option granted hereunder; (d) to determine the time at which such grants shall be made and the number of Common Shares to be optioned under such grant; and (e) to make any other determinations regarding the Plan which are not otherwise expressly provided herein. The Committee may prescribe, amend and rescind rules and regulations relative to the Plan or its construction or interpretation. A majority of the Committee shall constitute a quorum. All determinations of the Committee shall be made by the vote of a majority of its members; provided, however, that if there are fewer than three
(3) members of the Committee at any time, all determinations shall be a joint determination of its members. No member of the Committee shall be liable for any action or determination made in good faith.

        4. ELIGIBILITY. Only those persons who are Outside Directors shall be eligible to participate in the Plan. The Committee shall determine from time to time the particular Outside Directors who shall be eligible to participate in the Plan and the extent of their participation therein.

        5. SHARES. The shares subject to the options and other provisions of the Plan shall be the Company's authorized, but unissued, or reacquired Common Shares. The total number of the Common Shares on which options may be granted under the Plan shall not exceed in the aggregate five thousand (5,000) shares, except as such number of shares shall be adjusted in accordance with the provisions set forth in paragraph 6(g) hereof. In the event any outstanding option under the Plan expires or is terminated for any reason prior to the end of the period during which options may be granted, the Common Shares allocable to the unexercised portion of such option may again be subject to an option under the Plan. During the period that any options granted hereunder are outstanding, the Company shall reserve and keep available such number of Common Shares as will be sufficient to satisfy all outstanding, unexercised options.

        6. TERMS AND CONDITIONS OF OPTIONS. Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time prescribe, which agreements shall comply with and be subject to the following terms and conditions:

                (a) MEDIUM AND TIME OF PAYMENT. The option price shall be payable in United States dollars upon the exercise of the option and shall be paid (i) in cash; (ii) by


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         certified check or by bank cashier's check; (iii) through the tender to the Company of Common Shares of the Company or through the withholding of Common Shares of the Company that are subject to the option, which Common Shares shall be valued, for purposes of determining the extent to which the purchase price has been paid, at their fair market value on the date of exercise as determined in
         Section 6(c); or (iv) or by a combination of (i), (ii) or (iii); provided, however, that the Committee may in its discretion impose and set forth in the option agreement pertaining to an option such limitations or prohibitions on the use of Common Shares to exercise options as it deems appropriate. Fair market value of any Common Shares surrendered or withheld shall be determined by the Committee in the same manner that it is determined in establishing option prices. Payment of the option price shall be accompanied by a written subscription agreement in a form to be prescribed by the Committee.

                (b) NUMBER OF SHARES; DATE OF GRANT. The option agreement shall state the total number of shares to which it pertains, and the date of the grant of the option. The Committee may prescribe in the option agreement a minimum number of Common Shares with respect to which an option may be exercised, in whole or in part.

                (c) OPTION PRICE. The option price shall be an amount per share not less than the fair market value per share of the Common Shares on the date of grant of the option. Fair market value shall mean, if the price is so reported, the closing price for the Common Shares on the National Association of Securities Dealers Automated Quotation System or any exchange on which the Common Shares are then traded, as reported in The Wall Street Journal (Midwest Edition). If the price of Common Shares is not so reported, fair market value shall be determined, in good faith, by the Committee in accordance with such procedures as the Committee shall from time to time prescribe.

                (d) TERM OF OPTIONS. Each option granted under the Plan shall expire within the period prescribed in the agreement relating thereto, which shall not be more than ten (10) years from the date the option is granted.

                (e) TIME OF EXERCISE. Each option granted pursuant to the Plan shall be exercisable in four equal installments. The option may be exercised as to the shares covered by the first installment from and after the second anniversary of the grant of the option, with second, third and fourth installments becoming exercisable on the three succeeding anniversary dates; provided, however, that any such limitation on the exercise of an option contained in an option agreement may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such option so as to accelerate the time in which the option may be exercised. Except as specifically restricted by the provisions of this paragraph 6(e) or by the Committee acting hereunder, any option may be exercised in whole at any time or in part from time to time during its term.



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                (f)      CESSATION OF SERVICE AS A DIRECTOR.  In the event an
         Optionee ceases to serve as a director of the Company or an Affiliate all options outstanding in the hands of the Optionee shall terminate immediately as to any unexercised portion thereof; provided, however, that if any cessation of service is due to retirement with the consent of the Company or is due to permanent and total disability, the Optionee shall have the right, subject to the provisions of paragraphs 6(d) and 6(e) hereof, to exercise the option, with respect to the Common Shares for which it could have been exercised on the effective date of the Optionee's cessation of service, at any time within three (3) months after such cessation of service due to retirement with the consent of the Company or at any time within twelve (12) months after such cessation of service due to permanent and total disability; and provided further, that if the Optionee shall die while serving as a director of the Company or an Affiliate, the Optionee's personal representative shall have the right, subject to the provisions of paragraphs 6(d) and 6(e) hereof, to exercise the option with respect to the Common Shares for which the option could have been exercised on the date of death, at any time within twelve (12) months from the date of the Optionee's death. Whether a cessation of service is a retirement with the consent of the Company or due to permanent and total disability, and whether an authorized leave of absence or absence on military or government service shall be deemed to constitute cessation of service for the purposes of the Plan, shall be determined by the Committee in its sole discretion, which determination shall be final and conclusive.

                (g) RECAPITALIZATION. The aggregate number of Common Shares on which options may be granted hereunder, the number of Common Shares covered by each outstanding option, and the price per share set forth in each option agreement, shall all be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from a subdivision or consolidation of shares of the Company or any other capital adjustment of the Company, the payment of a share dividend, a share split or any other increase or decrease in the Common Shares effected without receipt of consideration by the Company. In the event that, prior to the delivery by the Company of the Common Shares remaining unexercised under any outstanding option hereunder, there shall be a capital reorganization or reclassification of the capital of the Company resulting in a substitution of other shares for the Common Shares, there shall be substituted the number of substitute shares which would have been issued in exchange for the Common Shares then remaining under the option if such Common Shares had been then issued and outstanding.

                (h) MERGER, DISSOLUTION. If the Company shall be a party to any merger or consolidation, the Company shall have the right to terminate any option outstanding on thirty (30) days' written notice; provided, however, if such merger or consolidation is not consummated within 180 days from the date of the aforementioned notice, all options terminated shall be deemed to have been continuously in effect since the date of execution thereof. In the event of a dissolution or liquidation of the Company, the Company shall give each optionee thirty (30) days written notice specifying the effective date thereof. Every unexercised option outstanding hereunder on the date set by the Company as the effective



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         date of the dissolution or liquidation shall be deemed to be terminated upon such dissolution or liquidation.

                (i) NONASSIGNABILITY. No option granted under the Plan shall be assignable or transferable except by will or under the laws of descent and distribution. During the lifetime of an Optionee, the option shall be exercisable only by the Optionee.

                (j)      ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES
                         LAWS.
         The Company may postpone the issuance and delivery of certificates representing Common Shares until (a) the admission of such shares to listing on any stock exchange on which shares of the Company of the same class are then listed and (b) the completion of such registration or other qualification of such shares under any state or Federal law, rule or regulation or the rules and regulations of any exchange upon which the Common Shares are treated as the Company shall determine to be necessary or advisable, which registration or other qualification the Company shall use its best efforts to complete; provided, however, a person purchasing Common Shares pursuant to the Plan has no right to require the Company to register the Common Shares under federal or state securities laws at any time. Any person purchasing Common Shares pursuant to the Plan may be required to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the existence or non-existence with respect to such shares of an effective registration under the Securities Act of 1933, as amended, or any similar state statute, to issue the shares in compliance with the provisions of those or any comparable acts.

                (k) RIGHTS AS A SHAREHOLDER. An Optionee shall have no rights as a shareholder with respect to Common Shares covered by an option until the date of issuance of a certificate to the Optionee. The certificate shall not be issued until the Optionee has exercised the option and has fully paid for the Common Shares acquired thereby. No adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

                (l) OTHER PROVISIONS. The option agreements entered into under the Plan shall contain such other provisions, limitations, restrictions and requirements as the Committee shall deem advisable.

        7. TERM OF PLAN. The Plan shall become effective upon the date the Plan is adopted by the Board of Directors. The Plan shall terminate ten
(10) years after the date the Plan is adopted by the Board of Directors, or on such earlier date as the Board of Directors may determine. No option shall be granted under the Plan after such termination date.

        8. AMENDMENT OF THE PLAN. The Board of Directors may from time to time, alter, amend, suspend, or discontinue the Plan with respect to any Common Shares as to which options have not been granted; provided, however, that no action may be taken hereunder which



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would alter or impair any of the rights or obligations of the Company or any
Optionee with respect to any outstanding option without the consent of the Optionee thereof.

        9. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Shares pursuant to options granted hereunder will be used for general corporate purposes.

        10. NO OBLIGATION TO EXERCISE OPTION. The granting of an option hereunder shall impose no obligation upon the Optionee to exercise such an option.

        11. NO RIGHT TO REELECTION. Neither the adoption of the Plan, the granting of an option hereunder, nor any other action taken relating to the Plan shall impose any obligation on the Company or any Affiliate or the Board of Directors of either to nominate any Outside Director for reelection as a director by the shareholders of the Company or any Affiliate.

        12. APPLICABILITY OF AMENDMENTS. All outstanding options shall be deemed to be amended so as to include, to the extent applicable thereto, any amendments made to the Plan subsequent to the granting of such options.

        13. WITHHOLDINGS. The Committee shall have the right to require the Optionee to remit to the Company amounts sufficient to satisfy any applicable withholding requirements set forth in the Code or under state or local law relating to options granted to the Optionee. The Company shall have the right, to the extent permitted by law, to deduct from any payment of any kind otherwise due to an Optionee who exercises an option any federal, state or local taxes of any kind required by law to be withheld with respect to the Common Shares subject to such option.







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